Corporate Overview Fourth Quarter 2019 Exhibit 99.2

Legal Disclaimer This presentation includes forward-looking statements. All statements contained in this presentation other than statements of historical facts, including statements regarding future results of operations and financial position of PhaseBio Pharmaceuticals, Inc. (“we,” “us” or “our”) our business strategy and plans, the preclinical and clinical development of our product candidates and our objectives for future operations, are forward-looking statements. The words “anticipate,” believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, clinical development, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions. Risks regarding our business are described in detail in our Securities and Exchange Commission filings, including in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2019. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. We are under no duty to update any of these forward-looking statements after the date of this presentation to conform these statements to actual results or revised expectations, except as required by law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Moreover, except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements contained in this presentation.

Company Overview Therapeutic Focus Clinical-stage biopharma company focused on the development and commercialization of novel therapies to treat orphan diseases, with an initial focus on cardiopulmonary indications Product Candidates PB2452 – Novel agent for immediate and sustained reversal of ticagrelor, the preferred antiplatelet therapy of the American College of Cardiology, the American Heart Association and European Society of Cardiology PB1046 – Once-weekly novel treatment for pulmonary arterial hypertension (PAH), based on elastin-like polypeptide (ELP) technology, that is vasodilatory, potentially disease-modifying and complementary to current standard-of-care therapies Platform Technology ELP Technology Extends circulating half-life of proteins and peptides and provides a sustained-release mechanism Enhances solubility, stability and bioavailability, provides extended drug exposure Creates product candidates that are straightforward to manufacture and administer Milestones & Catalysts 2019 PB2452 Q1 2019 Publication of results of Phase 1 study in New England Journal of Medicine PB2452 Q2 2019 Granted Breakthrough Therapy designation by United States Food and Drug Administration (FDA) PB2452 Q3 2019 Completed Phase 2a trial in older/elderly subjects, and healthy subjects receiving supratherapeutic doses of ticagrelor PB2452 Q4 2019 Initiated Phase 2b trial in older/elderly subjects to support Biologics License Application (BLA) safety database 2020 PB2452 Q1 2020 Initiate Phase 3 trial based on plan to pursue accelerated approval pathway PB1046 2H 2020 Report Phase 2b data

Program Indication/Therapeutic Area Pre-Clinical Phase 1 Phase 2 Phase 3 WW Commercial Rights Milestones PB2452 Reversal of Ticagrelor Antiplatelet Activity Q1 2020: Initiate Phase 3 trial based on plan to pursue accelerated regulatory pathway PB1046 Pulmonary Arterial Hypertension (PAH) 2H 2020: Report Phase 2b trial results GLP2-ELP Short Bowel Syndrome CNP-ELP Achondroplasia Early Programs A Clinical Stage, Orphan Disease-Focused Biopharmaceutical Company Phase 2b ongoing Breakthrough Therapy designation granted in April 2019 Late research PROPRIETARY LONG ACTING INJECTABLE RECOMBINANT BIOPOLYMERS (Elastin-like Polypeptides – ELPs) ELP TECHNOLOGY PLATFORM DRIVES INTERNAL DISCOVERY IND-enabling activities Phase 2 ongoing

Corporate

Recent Corporate Highlights Initiated PB2452 Phase 2b trial: October 2019 Phase 2b trial initiation marked the beginning of FDA-aligned registrational trials to support the submission of a BLA for potential accelerated approval of PB2452 Completed PB2452 Phase 2a trial: September 2019 Observed efficacy, safety and tolerability profile consistent with previously published Phase 1 trial data Per FDA request following End-of-Phase 1 meeting, identified PB2452 dosing regimen for the reversal of supratherapeutic blood levels of ticagrelor Received meeting minutes from PB2452 End-of-Phase 1 meeting with FDA: August 2019 FDA agreement on development plan and Accelerated Approval regulatory path Single, non-randomized, open-label Phase 3 trial in both surgical and major bleeding populations planned to support a Biologics License Application Completed underwritten public offering of common stock: April 2019 PhaseBio received $46.3M in net proceeds, after deducting underwriting discounts and commissions and offering expenses PB2452 granted Breakthrough Therapy designation by FDA: April 2019 Breakthrough Therapy designation is designed to expedite the development and review of promising new drugs Reported PB2452 Phase 1 results: March 2019 Presented as a late-breaking oral presentation at the American College of Cardiology’s Annual Scientific Session on March 17, 2019 Simultaneously published in the New England Journal of Medicine Cash balance as of September 30, 2019: $81.8M Well capitalized and focused on executing development plan

Third-Quarter 2019 Financial Highlights Operating expense: $11.8M R&D: $9.0M SG&A: $2.8M Loss from Operations: ($11.6M) Net Loss of ($11.4M) or ($0.40) per share 28.7M shares used for computing Q3 2019 net loss per share Cash and cash equivalents as of 09/30/2019: $81.8M All values in USD millions except share counts and net loss per share Numbers may not sum to totals due to rounding

Experienced Management Team JONATHAN MOW Chief Executive Officer Amylin Pharmaceuticals, Corus Pharma, PathoGenesis, BMS SUSAN ARNOLD, PhD VP of Preclinical & CMC Targeted Genetics, Viromed Biosafety Labs, BioRexis, NuPathe JIM BALLANCE, PhD VP Research & Scientific Affairs Delta Biotechnology, Aventis Behring, BioRexis GLEN BURKHARDT VP Human Resources Hologic, Onyx Pharmaceuticals, Eli Lilly KRIS HANSON VP Legal Nalpropion, Orexigen, Morrison & Foerster LLP JOHN LEE, MD, PhD, FACC Chief Medical Officer Merck, BMS, Quintiles JOHN SHARP Chief Financial Officer Ligand Pharmaceuticals, HUYA Bioscience, Sequenom, Diversa MICHAEL YORK VP Corp Development & Commercial Strategy Orexigen, Amylin Pharmaceuticals, Santarus, Amgen, AstraZeneca

PB2452 – Reversal Agent for Ticagrelor

PB2452 - Novel reversal agent for Brilinta (ticagrelor) Human monoclonal antibody fragment (Fab), delivered intravenously in the hospital Phase 2b trial ongoing in older and elderly subjects Pivotal Phase 3 trial planned to initiate in Q1 2020 Phase 1 trial published in the New England Journal of Medicine Immediate and sustained reversal of ticagrelor antiplatelet effects P2Y12 receptor antagonist with demonstrated superior efficacy to clopidogrel Reversal agent availability would differentiate ticagrelor on safety vs. other oral antiplatelet agents Growth in ticagrelor share of P2Y12 market would increase need for reversal agent Significant unmet need for antiplatelet agent reversal All oral antiplatelet agents have the potential to cause major bleeding, which can be severe or even fatal PB2452 immediately and sustainably reverses the antiplatelet effects of ticagrelor Currently oral P2Y12 agents, including ticagrelor, require a ≥5 day washout prior to surgery1,2 Urgent surgery cannot wait 5 days High thrombotic risk during washout In the Phase 1 study, PB2452 immediately and sustainably reversed ticagrelor inhibition of platelet activation Enables immediate surgery Major Bleeding Urgent Surgery or Intervention Plavix/clopidogrel Prescribing Information: https://packageinserts.bms.com/pi/pi_plavix.pdf, https://www.ema.europa.eu/en/documents/product-information/plavix-epar-product-information_en.pdf Brilinta/Brilique/ticagrelor Prescribing Information: https://www.azpicentral.com/brilinta/brilinta.pdf#page=1, https://www.ema.europa.eu/en/documents/product-information/brilique-epar-product-information_en.pdf

PB2452: Well-Characterized Mechanism of Reversal of Ticagrelor ADP ADP Platelet ADP binds to P2Y12 receptor causing platelet aggregation Ticagrelor binds to P2Y12, inhibiting ADP-induced platelet aggregation This is a reversible process with ticagrelor cycling on/off the P2Y12 receptors PB2452:ticagrelor is eliminated from the bloodstream PB2452:ticagrelor binding is preferential to ticagrelor:P2Y12 binding As free ticagrelor is eliminated, ADP can again activate the P2Y12 receptor, restoring platelet activity PB2452 binds to free ticagrelor with very high affinity PB2452 4. 5. 6. 1. 2. 3. ADP ADP Platelet ADP Ticagrelor P2Y12 Receptor ADP

Positive Preliminary PB2452 Phase 2a Results In September 2019, positive preliminary results from the PB2452 Phase 2a trial were disclosed via press release1 This was the first trial of PB2452 to include older (ages 50-64) and elderly (ages 65-80) subjects on dual antiplatelet therapy of ticagrelor and low-dose aspirin Subjects in the trial resemble the patient population most likely to be treated with ticagrelor and potentially benefit from PB2452, if approved Statistically significant reversal of ticagrelor was achieved within 5 minutes of initiation of PB2452 infusion and sustained for over 20 hours Platelet function was normalized by 15 minutes following initiation of PB2452 infusion and remained normal for over 20 hours In these subjects PB2452 was generally well tolerated, with only minor adverse events reported Efficacy of PB2452 in the Phase 2a trial was measured using the same three assays that were utilized in the Phase 1 trial2, with results from all three assays showing a high degree of correlation in both trials Preliminary results consistent with Phase 1 trial Per FDA request, the completed Phase 2a trial also explored reversal of supratherapeutic blood levels of ticagrelor that could result from ticagrelor overdosage or drug-drug interactions PhaseBio believes an appropriate PB2452 regimen has been identified for these patients https://investors.phasebio.com/news-releases/news-release-details/phasebio-announces-completion-phase-2a-clinical-trial-pb2452 Bhatt, D. L. et al. Antibody-based ticagrelor reversal agent in healthy volunteers. N. Engl. J. Med. https://doi.org/10.1056/NEJMoa1901778 (2019)

FDA agreed that Accelerated Approval pathway is the appropriate regulatory pathway for PB2452 Single, non-randomized, open-label Phase 3 trial in both surgical and major bleeding populations planned to support a Biologics License Application (BLA) BLA submission for Accelerated Approval to include data from interim analysis of first 100 subjects in the Phase 3 trial, targeting ~50 subjects in each of the major bleeding and surgical populations VerifyNow® PRUTest® biomarker confirmed as the primary efficacy endpoint; has demonstrated high degree of correlation with other platelet function assays in Phase 1 and Phase 2a trials of PB2452 FDA recommended enrollment of 200 total patients in the Phase 3 trial to support full approval for surgical and major bleeding populations Per FDA request, the completed Phase 2a trial explored reversal of supratherapeutic blood levels of ticagrelor that could result from ticagrelor overdosage or drug-drug interactions PhaseBio believes an appropriate PB2452 regimen has been identified for these patients Phase 2b trial initiated in Q4 2019; will run in parallel with Phase 3 trial and complete in time for BLA filing Phase 3 trial is expected to begin in Q1 2020; based on an 18-month estimated enrollment timeline to reach interim analysis, a potential BLA submission is expected in 2H 2022 FDA recommended post-approval commitments include completion of the Phase 3 trial and the establishment of a patient registry PB2452 End-of-Phase 1 Meeting Meeting Results and Next Steps

PB2452 Granted Breakthrough Therapy Designation In April 2019, PB2452 was granted Breakthrough Therapy designation by FDA Designation supported by Phase 1 trial results, which were published in the New England Journal of Medicine1 Breakthrough Therapy designation may be granted by FDA when preliminary clinical evidence indicates that the drug may demonstrate substantial improvement over existing therapies Breakthrough Therapy designation offers companies the following benefits designed to expedite the review process2: Intensive guidance on an efficient drug development program, beginning as early as Phase 1 Organizational commitment involving senior managers at FDA All Fast Track designation features including more frequent meetings with FDA and more frequent written communication from FDA Companies may also be eligible for Accelerated Approval and Priority Review, if relevant criteria are met Bhatt, D. L. et al. Antibody-based ticagrelor reversal agent in healthy volunteers. N. Engl. J. Med. https://doi.org/10.1056/NEJMoa1901778 (2019) The U.S. Food and Drug Administration. “Expedited Programs for Serious Conditions – Drugs and Biologics.” Available at: https://www.fda.gov/downloads/Drugs/Guidances/UCM358301.pdf. Accessed April 2019

PB2452 Phase 1 Proof-of-Concept Study in Healthy Subjects Randomized, double-blind, placebo-controlled, single ascending dose (SAD), sequential group study (n=64) 3:1 randomization, PB2452-Placebo Higher-dose cohorts pre-treated with ticagrelor After 48 hours of ticagrelor, platelet aggregation was suppressed by ~80%, as expected based on approved package insert Platelet function evaluated using three well established and commonly used assays: LTA, VerifyNow PRUTest® and VASP Results from all three assays were highly correlated Onset of reversal occurred within 5 minutes and was sustained for over 20 hours P<0.001 across all timepoints, Bonferroni adjusted Well tolerated with no drug-related serious adverse events No evidence of rebound in platelet activity after drug cessation Selected as late-breaking oral presentation during featured clinical research session at the American College of Cardiology’s Annual Scientific Session – March 17, 20191 Simultaneously published in the New England Journal of Medicine2 LTA = light transmittance aggregometry, VASP = vasodilator stimulated phosphoprotein phosphorylation immunoassay https://www.acc.org/latest-in-cardiology/clinical-trials/2019/03/15/21/37/ticagrelor-reversal-agent Bhatt DL, Pollack CV, Weitz JI, et al. Antibody-Based Ticagrelor Reversal Agent in Healthy Volunteers. N Engl J Med 2019;Mar 17:[Epub ahead of print].

PRU= Platelet Reactivity Units Bhatt DL, Pollack CV, Weitz JI, et al. Antibody-Based Ticagrelor Reversal Agent in Healthy Volunteers. N Engl J Med 2019;Mar 17:[Epub ahead of print]. Presented by Dr. Deepak L. Bhatt at the American College of Cardiology Annual Scientific Session (ACC 2019), New Orleans, LA, March 17, 2019. Slides available at: https://www.acc.org/~/media/Clinical/PDF-Files/Approved-PDFs/2019/03/15/ACC19_Slides/Mar17_Sun/3pmET_Ticagrelor-Reversal-Agent-acc-2019.pdf Return to Normal Platelet Function: Post-PB2452 Dosing Inhibited Platelet Function: Post-Ticagrelor Dosing Normal Platelet Function: Pre-Ticagrelor Dosing Normal Platelet Function Inhibited Platelet Function Normalized Platelet Function After Ticagrelor Reversal VerifyNow PRUTest Cohorts 9 and 10 achieved study objectives and will be the basis for dosing in the Phase 2a study in generally healthy older volunteers Dose-dependent response across all cohorts tested Immediate reversal within 5 minutes of start of infusion Sustained duration of reversal extended to 20+ hours Rapid resumption of ticagrelor dosing post infusion Well tolerated across all cohorts No drug-related SAEs

Treatment-Emergent Adverse Events in Phase 1 Trial  Preferred Term All Placebo (N=16) n (%) All PB2452 (N=48) n (%) Total Number of TEAEs 3 27 Number of volunteers with at Least 1 TEAE 2 (12.5) 17 (35.4) Infusion site bruising 0 4 (8.3) Medical device site reaction 0 3 (6.3) Infusion site extravasation 0 2 (4.2) Vessel puncture site bruise 0 2 (4.2) Abdominal pain 0 1 (2.1) Acute respiratory failure 0 1 (2.1) Alcohol poisoning 0 1 (2.1) Blood urine present 0 1 (2.1) Conjunctivitis 0 1 (2.1) Contusion 1 (6.3) 0 Dizziness 0 1 (2.1) Eyelid irritation 1 (6.3) 0 Gastroenteritis 0 1 (2.1) Hematuria 0 1 (2.1) Infusion site reaction 0 1 (2.1) Musculoskeletal chest pain 1 (6.3) 0 Nasopharyngitis 0 1 (2.1) Oropharyngeal pain 0 1 (2.1) Pharyngitis streptococcal 0 1 (2.1) Pneumonia aspiration 0 1 (2.1) Skin abrasion 0 1 (2.1) Upper limb fracture 0 1 (2.1) Treatment-emergent adverse events were limited mostly to mild injection site issues Bhatt DL, Pollack CV, Weitz JI, et al. Antibody-Based Ticagrelor Reversal Agent in Healthy Volunteers. N Engl J Med 2019;Mar 17:[Epub ahead of print].

Clinical Studies BLA enabling data Clinical Trial Timelines Phase 2a tested additional reversal regimen to cover 180 mg BID (2x recommended dose) in healthy subjects Trial completed in Q3 2019 Phase 2b initiated in October 2019, N=200 total, evaluation of dosing regimen and overall safety of PB2452 in older and elderly subjects on DAPT Phase 3 initiation expected Q1 2020, N=200 total, evaluation of efficacy in ticagrelor-treated subjects with major bleeding events or requiring urgent surgery Interim analysis of first 100 patients recommended by FDA for Accelerated Approval submission, with approximately 50 in each of the major bleeding and surgery populations Phase 2b: Older and elderly subjects FDA EOP1 NEJM Planned BLA Submission for Accelerated Approval Phase 3 Interim Analysis for Accelerated Approval Post-approval completion of Phase 3 Breakthrough Therapy 2019 2020 2021 2022 2023 Phase 2a NEJM= New England Journal of Medicine, EOP1=End-of-Phase 1 Meeting, BID=twice per day, DAPT=Dual antiplatelet therapy (ticagrelor + aspirin), BLA=Biologics License Application N=100, ~50 major bleeding subjects, ~50 urgent surgery subjects N=200, 150 randomized to receive PB2452 N=100, ~50 major bleeding subjects, ~50 urgent surgery subjects Development and Regulatory Timelines

Continued Long Term Unit Growth of Ticagrelor Fueled by PB2452 approval Brilinta/Brilique sales in 2018 were $1.32B and growing (+22% Y/Y) Patient growth drives Y/Y revenue growth in all regions: EU (+18%), US (+16%), Emerging Markets (+46%) In February 2019, Brilinta Phase III THEMIS1 trial met primary endpoint in patients with established coronary artery disease and type-2 diabetes Brilinta Phase III THALES2 trial in stroke expected to readout in 2020 Ticagrelor Differentiation vs. clopidogrel Efficacy ✔ ✔ ✔ Safety -- (no reversal agent) ✔ ✔ Price O (branded vs. generic) O (branded vs. generic) ✔ Now Post PB2452 Launch Post LOE of ticagrelor https://www.astrazeneca.com/media-centre/press-releases/2019/brilintas-phase-iii-themis-trial-met-primary-endpoint-in-patients-with-established-coronary-artery-disease-and-type-2-diabetes-25022019.html https://clinicaltrials.gov/ct2/show/study/NCT03354429 Copyright © 2019 PhaseBio Pharmaceuticals, Inc. All Rights Reserved

PB2452 Program Summary and Next Steps Product profile: Immediate, complete and sustained reversal of ticagrelor antiplatelet effects Major bleeding and urgent surgical scenarios require immediate and sustained reversal Duration of reversal dependent on PB2452 infusion length Clinically important, immediate, complete and sustained reversal of ticagrelor observed in Phase 1 and Phase 2a trials Well tolerated and no PB2452-related SAEs Preliminary results from Phase 2a trial demonstrated immediate and sustained reversal in healthy older and elderly subjects on DAPT Preliminary results from Phase 2a trial identified regimen for reversal of supratherapeutic blood levels of ticagrelor Received meeting minutes from PB2452 End-of-Phase 1 meeting with FDA FDA agreement on development plan and Accelerated Approval regulatory path Single, non-randomized, open-label Phase 3 trial in both surgical and major bleeding populations planned to support a Biologics License Application Next steps for program Phase 2b trial in healthy-for-age older and elderly subjects, initiated in Q4 2019 Non-randomized Phase 3 trial scheduled to start in Q1 2020 SAEs=Serious adverse events, DAPT=Dual antiplatelet therapy (ticagrelor + aspirin)

Elastin-Like Polypeptide Technology (ELP) – Engine for Growth

PROLONGED CIRCULATING HALF-LIFE Repeating Sequence of Human Elastin Peptides VPGXG Peptide/Protein (VIP, GLP1, etc.) Active Moiety “Biopolymer” n UP TO 200x INCREASE IN ½ LIFE Proprietary Elastin-Like Polypeptide (ELP) Technology Growth Engine for PhaseBio Preclinical Pipeline ↑ Temperature COACERVATION DELIVERS SLOW RELEASE Inside Body Non-Soluble ELP WEEKLY OR MONTHLY DOSING Outside Body Highly Soluble ELP Pharmacokinetics Slower rate of bioavailability Ease of Administration Patient Compliance IMPROVING

ELP: A Highly Flexible Technology for Modulating Pharmacokinetics VERSATILE: MANY ACTIVE MOIETIES POSSIBLE Peptides or proteins can be genetically fused to N- or C-terminus1, or both. Chemical conjugation to small molecules or peptides LOW COST MANUFACTURING Can be produced in E.coli, yeast or mammalian cells FLEXIBLE EXPOSURE ELP engineering enables exposures ranging from weekly or monthly to rapid uptake (e.g. prandial insulin) WELL TOLERATED Well characterized across multiple clinical programs CORE ELP TECHNOLOGY https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3622222/

PB1046 - Once Weekly Vasoactive Intestinal Peptide (VIP) Analog for Pulmonary Arterial Hypertension

High Unmet Need in an Orphan Disease Primary Pulmonary Arterial Hypertension (PAH, WHO Group 1 PH) High unmet need for novel disease-modifying PAH therapies for greater efficacy All 3 approved drug classes in PAH are vasodilators: prostacyclin, endothelin, and nitric oxide pathways Patients inevitably continue to decline and die on current standard of care VIP addresses PAH vasoconstriction, progressive vascular remodeling, and right heart failure McGlaughlin et al. (2015) J. Am. Coll. Cardiol., 65:18

PB1046: Harnessing VIP to Create a Stable, Long-Acting Drug PRECLINICAL STUDIES Support Clinical Development for: Pulmonary Arterial Hypertension DMD Cardiomyopathy Heart Failure (Chemotherapy-Induced HF or HFpEF) Cystic Fibrosis MECHANISM OF ACTION VIA VPAC2 RECEPTOR Potent vasodilator Anti-inflammatory and anti-fibrotic Cardiac support through increased inotropy and lusitropy VIP as a THERAPEUTIC AGENT VPAC2 VPAC1 Half-Life ~60 Hours in Humans PB1046 VPAC2 VPAC1 VIP Peptide Half-Life ~ 1 minute in Humans

PHASE 1 Studies Completed PAH PHASE 2 Studies Well tolerated for a week over broad range of exposure; no drug-related SAEs Prolonged PK/PD profile over 1 week VIP activity confirmed (Systolic and Diastolic BP lowering) Well tolerated across dose range; no drug-related SAEs Replicated PK/PD from SAD over 4 weekly SC injections VIP activity reproduced in HFrEF patients on SOC COMPLETED COMPLETED SAD study in HTN patients washed off meds 4-week MAD study in HFrEF patients on SOC PB1046 Clinical Development Activities to Date Have Supported Advancement into a Phase 2b PAH Efficacy Study Open-Label Phase 2a CardioMEMS in PAH study: Safety and Hemodynamics Phase 2b PAH Efficacy 16-Wk Randomized, Controlled Study PHASE 2b STUDY ACTIVELY ENROLLING CardioMEMS Open-Label PAH Study N = 3 patients, dosed weekly for 8 wks, followed by extension No longer enrolling patients Real-time PA pressure and other hemodynamic monitoring Initial data show improved hemodynamics One drug-related SAE reported in extension portion of open-label pilot study Phase 2b PAH 16 wk randomized, controlled study N = ~60 class II/III PAH patients, dosed weekly x 16 weeks Individual dose titration to MTD Efficacy endpoints PVR via RHC, 6MWD Extension study to follow COMPLETED

PB1046 Single Ascending Dose Study PK and PD Support Once-Weekly SC Administration Single subcutaneous injections in hypertensive patients washed off medications Well tolerated, week-long PK, dose-dependent VIP activity observed Supports weekly SC dosing in multi-dose studies Serum Concentration PB1046 (ng/mL) Slow Release Kinetics (Tmax 48 h) PK HALF-LIFE ~60 HOURS VIP EFFECT ON SYSTOLIC BLOOD PRESSURE Restart Background Anti-hypertensive Therapy 14 21 28

PB1046 Multiple Ascending Dose Study Multi-Dose Safety and PK/PD Confirmed in HFrEF Patients MAD in HFrEF completed 4Q2017 Weekly SC injections x 4 weeks in 29 HF patients maintained on SOC meds Well tolerated in a sick patient population on multiple vasoactive medications Prolonged PK profile replicated in heart failure patients Dose-related systolic BP reduction confirms durable VIP activity PB1046 Induced Sustained Reduction in Systolic BP p = 0.043, placebo vs PB1046 1.2 mg/kg

PB1046 Phase 2b PAH Study Actively Recruiting PAH WHO functional class II/III subjects on two drug oral SOC therapy 16 week randomized, double-blinded, controlled study with extension Primary endpoints: Pulmonary vascular resistance (PVR) via RHC, 6MWD, safety Designed to support placebo-controlled Phase 3 registrational study PhaseBio awarded NIH/NHLBI SBIR R44 grant to support PAH program $2.8M award supports CardioMEMS and Phase 2b PAH studies Open-label extension PB1046 individually titrated to Maximum Tolerated Dose Weekly SC injection x 16 weeks PB1046 Minimum Effective Dose with mock dose titration Weekly SC injection x 16 weeks